UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12
Enact Holdings, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

The definitive additional materials filed herewith are a Notice Regarding the Availability of Proxy Materials for the Enact Holdings, Inc. Annual Meeting of Stockholders scheduled to be held on May 12, 2022.

# Your **Vote** Counts!

**ENACT HOLDINGS, INC.**

2022 Annual Meeting
Vote by May 11, 2022
11:59 PM ET

ENACT HOLDINGS, INC.
8325 SIX FORKS ROAD
RALEIGH, NC 27615

D77796-P70667

## You invested in ENACT HOLDINGS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 12, 2022.**

## Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

**Smartphone users**

Point your camera here and vote without entering a control number

**Vote Virtually at the Meeting***

May 12, 2022
11:00 AM Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/ACT2022

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

# THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

| Voting Items | Board Recommends |
|---|---|
| 1. Election of Directors<br>**Nominees:**<br>01) Dominic J. Addesso 02) Michael A. Bless 03) John D. Fisk 04) Rohit Gupta 05) Sheila Hooda 06) Thomas J. McInerney 07) Robert P. Restrepo, Jr. 08) Daniel J. Sheehan IV 09) Debra W. Still 10) Westley V. Thompson 11) Anne G. Waleski | For |
| 2. Advisory vote on the frequency of the Corporation seeking advisory votes on executive compensation. | 1 Year |
| 3. Advisory vote to approve executive compensation. | For |
| 4. Ratification of the appointment of KPMG LLP as the Corporation's independent registered public accounting firm for fiscal year 2022. | For |

**NOTE:** In their discretion, each of the proxies is authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

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